T. Rowe Price Small-Cap Stock Fund—I Class

Supplement to Prospectus Dated August 28, 2015

Effective October 1, 2016, Frank M. Alonso will replace Gregory A. McCrickard as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee.

In Section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective October 1, 2016, Frank M. Alonso will replace Gregory A. McCrickard as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Alonso joined T. Rowe Price in 2000.

In Section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective October 1, 2016, Frank M. Alonso will replace Gregory A. McCrickard as Chairman of the fund’s Investment Advisory Committee. Mr. Alonso joined the Firm in 2000 and his investment experience dates from that time. During the past five years, he has served as an equity research analyst and a portfolio manager (beginning in 2013).

The date of this supplement is April 6, 2016.

R525-041 4/6/16